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                                                                   Exhibit 10.6f


                            LEASE MODIFICATION NO. 5


         THIS LEASE MODIFICATION NO. 5 ("Modification No. 5") is made effective August 31, 1995, by and between J.M.J. PARTNERSHIP ("Landlord") and AMERICAN GLASSMITH, INC., f/k/a THE NEW EDGEHILL CO., INC. ("Tenant").


                             BACKGROUND INFORMATION

         A. Landlord and Tenant are parties to a Lease and Corrective Amendment to Lease Agreement dated November 28, 1990, a Lease Modification No. 1 dated October 19, 1992, a Lease Modification No. 2 dated June 8, 1993, a Lease Modification No. 3 dated January 31, 1995, and a Lease Modification No. 4 dated March 31, 1995. The foregoing documents are collectively referred to as the "Lease."

         B. Landlord and Tenant desire to further modify and amend the Lease.


                            STATEMENT OF MODIFICATION

         1. Providing Tenant makes the extension payment of Two Thousand Five Hundred Dollars ($2,500) on or before September 1, 1995, the time period for the option to renew shall be September 30, 1995.

         2. Tenant shall have the right to further extend the time period for the option to renew the term of Lease for up to three (3) periods of two (2) calendar months (October/November, December/January and February/March). In order to further extend, however, Tenant must pay to Landlord the additional sum(s) of Six Thousand Dollars ($6,000) for each additional two (2) month extension - which payment must be made on or before the first (1st) day of the first (1st) calendar month of the two (2) month period. Therefore, in order to extend the time period through November 30, 1995, Tenant must make the additional payment of Six Thousand Dollars ($6,000) on or before October 1, 1995.

         3. In the event the payment for September 1995 is not made or subsequent payments are not made, then, and in that event, the option to renew shall be of no further force or effect.

         4. The term now expires August 31, 1996. In the event the extension for September 1995 applies, the term shall expire September 30, 1996. However, if the additional extensions are exercised by Tenant, as above provided, the term shall automatically be extended for a like period. Therefore, if Tenant exercises all of its options to extend the time for exercise of the renewal, the initial term shall expire March 31, 1997.

         5. Except as provided herein, all of the terms, provisions and conditions of the Lease, as amended, shall continue in full force and effect.


SIGNED AND ACKNOWLEDGED                  LANDLORD:
IN THE PRESENCE OF:
                                         J.M.J. PARTNERSHIP

/s/ Nancy A. May
------------------------------
Nancy A. May
------------------------------
[PRINT NAME]


/s/ Kristina McConnell
------------------------------
Kristina McConnell                       By: /s/  Jeff Block
------------------------------               -----------------------------------
[PRINT NAME]                                      Jeff D. Block, General Partner

                       [SIGNATURES CONTINUED ON NEXT PAGE]


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                                     TENANT:

                                     AMERICAN GLASSMITH, INC.


/s/ Jodie C. Warsow
-------------------------------
Jodie C. Warsow
-------------------------------
[PRINT NAME]


/s/ Claudia L. Georges
-------------------------------
Claudia L. Georges                   By: /s/ David A. Doran
-------------------------------          --------------------------------------
[PRINT NAME]
                                     Its: Assistant Secretary
                                          -------------------------------------

STATE OF OHIO                       :
                                    : ss:
COUNTY OF FRANKLIN                  :

         The foregoing instrument was acknowledged before me this 12th day of September, 1995, by Jeff D. Block, General Partner, J.M.J. Partnership.

                                     /s/ Kristina McConnell
                                     -------------------------------------------
                                     Notary Public


STATE OF MICHIGAN                   :
                                    : ss:
COUNTY OF WAYNE                     :

         The foregoing instrument was acknowledged before me this 1st day of September, 1995, by David A. Doran, the Assistant Secretary of American Glassmith, Inc., on behalf of the corporation.

                                     /s/Jodi C. Warsow
                                     -------------------------------------------
                                     Notary Public


                              CONSENT OF GUARANTOR

         The undersigned, Guarantor, of the Lease between J.M.J. Partnership (Landlord) and American Glassmith, Inc. (Tenant) does hereby consent to Lease Modification No. 5 and agrees that the terms, provisions and conditions contained herein are part of the Lease and said Guarantor is otherwise fully bound under the terms of its Guarantee.

                                     MASCOTECH, INC., a Delaware corporation, f/k/a MASCO INDUSTRIES, INC.



                                     By:  /s/ [illegible]
                                          --------------------------------------
                                     Its:  President
                                          --------------------------------------


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